Exhibit 99.1

NOTICE:

This revised Statistical Supplement Package (“Supplement”) for Ameriprise Financial, Inc. (“Company”) reflects several changes to the Company’s previously reported segment data due to reallocation of certain income and expense items and a reclassification of an expense item. The reallocations and reclassification do not result in any changes to the Company’s previously reported consolidated net income or shareholders’ equity. This revised methodology will be reflected in the Company’s financial results and Securities and Exchange Commission filings beginning with the quarter ending March 31, 2014, applied retroactively to all periods presented.  In order to provide investors the opportunity to become familiar with these changes prior thereto, the Company is providing this Supplement for illustrative purposes using historical financial results through the quarter ended December 31, 2013.  For comparative purposes, the Supplement originally provided in connection with the earnings release for the quarter ended December 31, 2013 remains available at ir.ameriprise.com.

Effective for the first quarter 2014, management made the following changes in its Statistical Supplement Package:

•        Ameriprise interest and debt expense will be allocated to all segments to more accurately reflect management’s assessment of capital allocation. In conjunction with this change, the metrics for segment and product level profitability will change from operating return on allocated equity to operating return on allocated capital.

•        Interest accretion income from the intercompany transfer of former bank assets will be eliminated for segment reporting resulting in this accretion no longer being allocated to the Annuities and Protection segments.  The corresponding offset will no longer be reported in the Corporate & Other segment.

•        Certain fixed wholesaling costs will be reclassified from distribution expense to general and administrative expense to improve consistency in our presentation of wholesaling distribution expense across all segments.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2013

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Columbia Asset Management Products	17
Threadneedle Asset Management Products	18
Retail Fund Performance - Columbia	19
Retail Fund Performance - Threadneedle	20
Annuities Segment
Segment Operating Income Statements	22
Segment Metrics	23
Protection Segment
Segment Operating Income Statements	25
Segment Metrics	26
Corporate & Other Segment
Segment Operating Income Statements	28
Eliminations
Operating Income Statements	29
Balance Sheet and Ratings Information
Consolidated Balance Sheets	31
Capital and Ratings Information	32
Investments	33
Non-GAAP Financial Information	34
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	35
Glossary of Selected Terminology	36
Exhibit A
Disclosed Items	38
Exhibit B
Non-GAAP Financial Measure Reconciliations	44

Statistical Supplement Package

(unaudited)

Fourth Quarter 2013

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Fourth Quarter 2013

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized gains or losses; the market impact on variable annuity guaranteed benefits, net of hedges and the related deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; integration and restructuring charges; income (loss) from discontinued operations and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Non-GAAP Financial Measure Reconciliations” on pages 44 and 45.

The market impact on variable annuity guaranteed benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except per share amounts, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$1,217	$1,244	$1,294	$1,318	$1,397	$4,692	$5,253	$180	15%	$561	12%	$79	6%
Distribution fees	427	434	448	441	448	1,616	1,771	21	5%	155	10%	7	2%
Net investment income	503	489	451	491	458	1,933	1,889	(45)	(9)%	(44)	(2)%	(33)	(7)%
Premiums	311	310	315	324	333	1,223	1,282	22	7%	59	5%	9	3%
Other revenues	226	222	249	247	317	795	1,035	91	40%	240	30%	70	28%
Total revenues	2,684	2,699	2,757	2,821	2,953	10,259	11,230	269	10%	971	9%	132	5%
Banking and deposit interest expense	10	8	8	8	7	42	31	(3)	(30)%	(11)	(26)%	(1)	(13)%
Total net revenues	2,674	2,691	2,749	2,813	2,946	10,217	11,199	272	10%	982	10%	133	5%

Expenses
Distribution expenses	673	698	732	731	764	2,591	2,925	91	14%	334	13%	33	5%
Interest credited to fixed accounts	209	198	198	204	206	831	806	(3)	(1)%	(25)	(3)%	2	1%
Benefits, claims, losses and settlement expenses	443	409	490	492	563	1,899	1,954	120	27%	55	3%	71	14%
Amortization of deferred acquisition costs	89	75	92	(14)	54	286	207	(35)	(39)%	(79)	(28)%	68	#
Interest and debt expense	67	66	60	68	87	276	281	20	30%	5	2%	19	28%
General and administrative expense	775	758	775	730	793	3,096	3,056	18	2%	(40)	(1)%	63	9%
Total expenses	2,256	2,204	2,347	2,211	2,467	8,979	9,229	211	9%	250	3%	256	12%

Income from continuing operations before income tax provision	418	487	402	602	479	1,238	1,970	61	15%	732	59%	(123)	(20)%
Income tax provision	87	121	120	154	97	335	492	10	11%	157	47%	(57)	(37)%
Income from continuing operations	331	366	282	448	382	903	1,478	51	15%	575	64%	(66)	(15)%
Income (loss) from discontinued operations, net of tax	1	(1)	(1)	1	(2)	(2)	(3)	(3)	#	(1)	(50)%	(3)	#
Net income	332	365	281	449	380	901	1,475	48	14%	574	64%	(69)	(15)%
Less: Net income (loss) attributable to noncontrolling interests	(57)	30	(40)	67	84	(128)	141	141	#	269	#	17	25%
Net income attributable to Ameriprise Financial	$389	$335	$321	$382	$296	$1,029	$1,334	$(93)	(24)%	$305	30%	$(86)	(23)%

Net Investment Income
Investment income on fixed maturities	$415	$401	$403	$390	$381	$1,768	$1,575	$(34)	(8)%	$(193)	(11)%	$(9)	(2)%
Realized gains (losses)	82	1	—	6	—	7	7	(82)	#	—	—	(6)	#
Affordable housing	(8)	(7)	(1)	(3)	(1)	(25)	(12)	7	88%	13	52%	2	67%
Other (including seed money)	22	17	42	17	23	73	99	1	5%	26	36%	6	35%
Consolidated investment entities	(8)	77	7	81	55	110	220	63	#	110	#	(26)	(32)%
Total net investment income	$503	$489	$451	$491	$458	$1,933	$1,889	$(45)	(9)%	$(44)	(2)%	$(33)	(7)%

Earnings Per Share
Basic
Income from continuing operations	$1.84	$1.61	$1.57	$1.90	$1.50	$4.71	$6.58	$(0.34)	(18)%	$1.87	40%	$(0.40)	(21)%
Income (loss) from discontinued operations	0.01	—	—	—	(0.01)	(0.01)	(0.02)	(0.02)	#	(0.01)	#	(0.01)	—
Net income	$1.85	$1.61	$1.57	$1.90	$1.49	$4.70	$6.56	$(0.36)	(19)%	$1.86	40%	$(0.41)	(22)%

Diluted
Income from continuing operations	$1.80	$1.58	$1.54	$1.86	$1.47	$4.63	$6.46	$(0.33)	(18)%	$1.83	40%	$(0.39)	(21)%
Income (loss) from discontinued operations	0.01	—	—	—	(0.01)	(0.01)	(0.02)	(0.02)	#	(0.01)	#	(0.01)	—
Net income	$1.81	$1.58	$1.54	$1.86	$1.46	$4.62	$6.44	$(0.35)	(19)%	$1.82	39%	$(0.40)	(22)%
Earnings per diluted share growth (from continuing operations)	89.5%	49.1%	55.6%	NM	(18.3)%	(2.9)%	39.5%	(107.8)%		42.5%		NM

Weighted average common shares outstanding
Basic weighted average common shares outstanding	210.8	208.4	204.9	201.3	198.3	218.7	203.2	(12.5)	(6)%	(15.5)	(7)%	(3.0)	(1)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	4.3	3.9	3.7	3.8	4.0	4.1	3.9	(0.3)	(7)%	(0.2)	(5)%	0.2	5%
Diluted weighted average common shares outstanding	215.1	212.3	208.6	205.1	202.3	222.8	207.1	(12.8)	(6)%	(15.7)	(7)%	(2.8)	(1)%

Metrics
Net revenue growth	3.6%	5.1%	9.3%	14.0%	10.2%	0.2%	9.6%	6.6%		9.4%		(3.8)%
Pretax income margin (1)	15.6%	18.1%	14.6%	21.4%	16.3%	12.1%	17.6%	0.7%		5.5%		(5.1)%
Effective tax rate (2)	20.8%	25.0%	29.6%	25.5%	20.5%	27.1%	25.0%	(0.3)%		(2.1)%		(5.0)%
Effective tax rate excluding noncontrolling interests (2)(3)	18.3%	26.6%	26.9%	28.7%	24.8%	24.5%	26.9%	6.5%		2.4%		(3.9)%

Ameriprise Financial shareholders’ equity / outstanding shares (4)	$43.44	$43.37	$41.10	$41.69	$41.65	$43.44	$41.65	$(1.79)	(4)%	$(1.79)	(4)%	$(0.04)	—
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (3)(5)	$37.74	$38.12	$38.02	$38.66	$38.62	$37.74	$38.62	$0.88	2%	$0.88	2%	$(0.04)	—

(1)             Calculated as income from continuing operations before income tax provision divided by total net revenues.

(2)             Year-to-date 2012 includes a tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods.

(3)             See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(4)             Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(5)             Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

# Variance of greater than 100%.

NM Not Meaningful

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions except per share amounts, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Revenues
Total net revenues	$2,674	$2,691	$2,749	$2,813	$2,946	$10,217	$11,199	$272	10%	$982	10%	$133	5%
Less revenues attributable to the CIEs	(9)	82	12	114	137	71	345	146	#	274	#	23	20%
Less realized gains (losses)	82	1	—	6	—	7	7	(82)	#	—	—	(6)	#
Less market impact on indexed universal life benefits	—	—	(1)	(2)	(7)	—	(10)	(7)	—	(10)	—	(5)	#
Less integration/restructuring charges	4	—	—	—	—	(4)	—	(4)	#	4	#	—	—
Operating total net revenues (1)	$2,597	$2,608	$2,738	$2,695	$2,816	$10,143	$10,857	$219	8%	$714	7%	$121	4%

Earnings
Net income attributable to Ameriprise Financial	$389	$335	$321	$382	$296	$1,029	$1,334	$(93)	(24)%	$305	30%	$(86)	(23)%
Less income (loss) from discontinued operations, net of tax	1	(1)	(1)	1	(2)	(2)	(3)	(3)	#	(1)	(50)%	(3)	#
Net income from continuing operations attributable to Ameriprise Financial	388	336	322	381	298	1,031	1,337	(90)	(23)%	306	30%	(83)	(22)%
Integration/restructuring charges, net of tax (2)	3	1	1	—	7	46	9	4	#	(37)	(80)%	7	—
Market impact on variable annuity guaranteed benefits, net of tax (2)	30	2	28	13	68	173	111	38	#	(62)	(36)%	55	#
Market impact on indexed universal life benefits, net of tax (2)	—	—	1	2	5	—	8	5	—	8	—	3	#
Less realized gains (losses), net of tax (2)	54	1	—	4	—	5	5	(54)	#	—	—	(4)	#
Operating earnings (1)	$367	$338	$352	$392	$378	$1,245	$1,460	$11	3%	$215	17%	$(14)	(4)%

Pretax Earnings
Income from continuing operations before income tax provision	$418	$487	$402	$602	$479	$1,238	$1,970	$61	15%	$732	59%	$(123)	(20)%
Less net income (loss) attributable to noncontrolling interests	(57)	30	(40)	67	84	(128)	141	141	#	269	#	17	25%
Pretax earnings excluding CIEs	475	457	442	535	395	1,366	1,829	(80)	(17)%	463	34%	(140)	(26)%
Integration/restructuring charges	5	2	1	—	11	71	14	6	#	(57)	(80)%	11	—
Market impact on variable annuity guaranteed benefits	45	2	43	21	104	265	170	59	#	(95)	(36)%	83	#
Market impact on indexed universal life benefits	—	—	2	2	9	—	13	9	—	13	—	7	#
Less realized gains (losses)	82	1	—	6	—	7	7	(82)	#	—	—	(6)	#
Pretax operating earnings (1)	$443	$460	$488	$552	$519	$1,695	$2,019	$76	17%	$324	19%	$(33)	(6)%

Pretax Operating Margin (1)(3)	17.1%	17.6%	17.8%	20.5%	18.4%	16.7%	18.6%	1.3%		1.9%		(2.1)%

Operating Effective Tax Rate (1)(4)(5)	17.2%	26.5%	27.9%	29.0%	27.2%	26.5%	27.7%	10.0%		1.2%		(1.8)%

Weighted Average Common Shares Outstanding
Basic	210.8	208.4	204.9	201.3	198.3	218.7	203.2	(12.5)	(6)%	(15.5)	(7)%	(3.0)	(1)%
Diluted	215.1	212.3	208.6	205.1	202.3	222.8	207.1	(12.8)	(6)%	(15.7)	(7)%	(2.8)	(1)%

Operating Earnings Per Share (1)
Basic operating earnings per share	$1.74	$1.62	$1.72	$1.95	$1.91	$5.69	$7.19	$0.17	10%	$1.50	26%	$(0.04)	(2)%
Operating earnings per diluted share	$1.71	$1.59	$1.69	$1.91	$1.87	$5.59	$7.05	$0.16	9%	$1.46	26%	$(0.04)	(2)%

Return on Equity
Return on equity excluding AOCI (1)(4)	12.8%	14.0%	15.5%	18.2%	17.2%	12.8%	17.2%	4.4%		4.4%		(1.0)%
Operating return on equity excluding AOCI (1)(4)	16.2%	16.4%	17.9%	19.4%	19.7%	16.2%	19.7%	3.5%		3.5%		0.3%

(1)             See non-GAAP financial information on pg 34.

(2)             Calculated using the statutory tax rate of 35%.

(3)             Defined as pretax operating earnings as a percentage of operating total net revenues.

(4)             Non-GAAP financial measure reconciliations can be found on pg 44.

(5)             Year-to-date 2012 includes a tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions except per share amounts, headcount and where noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Book Value
Ameriprise Financial shareholders’ equity excluding CIEs / outstanding shares (1)(2)	$41.95	$41.73	$39.71	$40.09	$40.02	$41.95	$40.02	$(1.93)	(5)%	$(1.93)	(5)%	$(0.07)	—
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (1)(3)	$36.13	$36.37	$36.55	$36.98	$36.91	$36.13	$36.91	$0.78	2%	$0.78	2%	$(0.07)	—

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	5.8%	3.9%	8.7%	7.1%	8.4%	0.9%	7.0%	2.6%		6.1%		1.3%
Operating earnings per diluted share growth: Target 12 - 15%	30.5%	9.7%	49.6%	44.7%	9.4%	8.1%	26.1%	(21.2)%		18.0%		(35.3)%
Operating return on equity excluding AOCI: Target 15 - 18% (1)	16.2%	16.4%	17.9%	19.4%	19.7%	16.2%	19.7%	3.5%		3.5%		0.3%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.9%	21.1%	22.0%	26.1%	24.9%	20.9%	24.9%	4.0%		4.0%		(1.2)%

Goodwill and Intangible Assets	$2,113	$2,074	$2,065	$2,064	$2,061	$2,113	$2,061	$(52)	(2)%	$(52)	(2)%	$(3)	—

Assets Under Management and Administration
Advice & Wealth Management AUM	$125,014	$134,172	$136,334	$144,512	$153,989	$125,014	$153,989	$28,975	23%	$28,975	23%	$9,477	7%
Asset Management AUM	455,441	466,487	459,366	479,316	500,844	455,441	500,844	45,403	10%	45,403	10%	21,528	4%
Corporate AUM (4)	26	1,044	1,005	953	914	26	914	888	#	888	#	(39)	(4)%
Eliminations	(18,117)	(19,147)	(19,035)	(19,653)	(20,501)	(18,117)	(20,501)	(2,384)	(13)%	(2,384)	(13)%	(848)	(4)%
Total Assets Under Management	562,364	582,556	577,670	605,128	635,246	562,364	635,246	72,882	13%	72,882	13%	30,118	5%
Total Assets Under Administration	118,673	125,170	125,558	129,733	136,095	118,673	136,095	17,422	15%	17,422	15%	6,362	5%
Total AUM and AUA	$681,037	$707,726	$703,228	$734,861	$771,341	$681,037	$771,341	$90,304	13%	$90,304	13%	$36,480	5%

Business Metrics
Total Ameriprise client assets	$352,751	$371,916	$373,100	$389,399	$409,147	$352,751	$409,147	$56,396	16%	$56,396	16%	$19,748	5%
Total branded financial advisors	9,767	9,777	9,788	9,761	9,716	9,767	9,716	(51)	(1)%	(51)	(1)%	(45)	—

Net Flows and Net Deposits
Branded advisor wrap	$2,062	$4,073	$3,115	$3,022	$2,845	$9,645	$13,055	$783	38%	$3,410	35%	$(177)	(6)%
Asset Management	(3,945)	(5,742)	(2,102)	(4,334)	5,530	(18,670)	(6,648)	9,475	#	12,022	64%	9,864	#
Annuities	(517)	(462)	(410)	(372)	(567)	(1,338)	(1,811)	(50)	(10)%	(473)	(35)%	(195)	(52)%
Variable universal life / Universal life	(27)	(53)	(34)	(46)	(25)	(178)	(158)	2	7%	20	11%	21	46%

S&P 500
Daily average	1,417	1,515	1,610	1,674	1,772	1,379	1,644	355	25%	265	19%	98	6%
Period end	1,426	1,569	1,606	1,682	1,848	1,426	1,848	422	30%	422	30%	166	10%

(1)       See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(2)       Calculated as Ameriprise Financial shareholders’ equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)       Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)       In the first quarter of 2013, Corporate AUM was redefined to include consumer loans that were reclassified from Receivables to Investments in the fourth quarter of 2012.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	207.4	203.9	202.5	198.5	195.2	221.9	203.9	(12.2)	(6)%	(18.0)	(8)%	(3.3)	(2)%
Repurchases	(5.9)	(5.2)	(4.9)	(4.2)	(3.5)	(24.6)	(17.8)	2.4	41%	6.8	28%	0.7	17%
Issuances	2.7	5.4	1.8	1.5	0.7	7.3	9.4	(2.0)	(74)%	2.1	29%	(0.8)	(53)%
Other	(0.3)	(1.6)	(0.9)	(0.6)	(0.3)	(0.7)	(3.4)	—	—	(2.7)	#	0.3	50%
Total common shares outstanding	203.9	202.5	198.5	195.2	192.1	203.9	192.1	(11.8)	(6)%	(11.8)	(6)%	(3.1)	(2)%
Nonforfeitable restricted stock units	5.4	4.1	4.4	4.5	4.6	5.4	4.6	(0.8)	(15)%	(0.8)	(15)%	0.1	2%
Total basic common shares outstanding	209.3	206.6	202.9	199.7	196.7	209.3	196.7	(12.6)	(6)%	(12.6)	(6)%	(3.0)	(2)%
Total potentially dilutive shares	4.0	3.6	3.6	3.7	4.1	4.0	4.1	0.1	2%	0.1	2%	0.4	11%
Total diluted shares	213.3	210.2	206.5	203.4	200.8	213.3	200.8	(12.5)	(6)%	(12.5)	(6)%	(2.6)	(1)%

Capital Returned to Shareholders
Dividends paid	$96	$94	$108	$105	$104	$314	$411	$8	8%	$97	31%	$(1)	(1)%
Common stock share repurchases	$350	$360	$380	$370	$371	$1,340	$1,481	$21	6%	$141	11%	$1	—

Allocated Capital (1)
Advice & Wealth Management	$444	$450	$450	$456	$462	$444	$462	$18	4%	$18	4%	$6	1%
Asset Management	1,929	1,908	1,903	1,892	1,894	1,929	1,894	(35)	(2)%	(35)	(2)%	2	—
Annuities	2,394	2,266	2,415	2,618	2,956	2,394	2,956	562	23%	562	23%	338	13%
Protection	1,753	1,751	1,794	1,824	1,815	1,753	1,815	62	4%	62	4%	(9)	—
Corporate & Other	3,286	3,384	3,098	3,439	2,777	3,286	2,777	(509)	(15)%	(509)	(15)%	(662)	(19)%
Total allocated capital	$9,806	$9,759	$9,660	$10,229	$9,904	$9,806	$9,904	$98	1%	$98	1%	$(325)	(3)%

(1)             Allocated capital equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount.  Allocated caital is not adjusted for non-operating items except for CIEs.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2013

Segment Results

Ameriprise Financial, Inc.

Segment Summary

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Operating total net revenues	$1,005	$1,018	$1,076	$1,074	$1,127	$3,873	$4,295	$122	12%	$422	11%	$53	5%
Operating expenses	887	888	926	922	967	3,439	3,703	80	9%	264	8%	45	5%
Pretax operating earnings	$118	$130	$150	$152	$160	$434	$592	$42	36%	$158	36%	$8	5%

Allocated capital	$444	$450	$450	$456	$462	$444	$462	$18	4%	$18	4%	$6	1%
Operating return on allocated capital (1)	44.0%	52.9%	65.8%	79.6%	94.6%	44.0%	94.6%	50.6%		50.6%		15.0%
Pretax operating margin	11.7%	12.8%	13.9%	14.2%	14.2%	11.2%	13.8%	2.5%		2.6%		—

Asset Management
Operating total net revenues	$740	$746	$822	$777	$824	$2,891	$3,169	$84	11%	$278	10%	$47	6%
Operating expenses	605	608	628	605	637	2,356	2,478	32	5%	122	5%	32	5%
Pretax operating earnings	$135	$138	$194	$172	$187	$535	$691	$52	39%	$156	29%	$15	9%

Allocated capital	$1,929	$1,908	$1,903	$1,892	$1,894	$1,929	$1,894	$(35)	(2)%	$(35)	(2)%	$2	—
Operating return on allocated capital (1)	20.0%	20.7%	24.0%	24.8%	26.2%	20.0%	26.2%	6.2%		6.2%		1.4%
Pretax operating margin	18.2%	18.5%	23.6%	22.1%	22.7%	18.5%	21.8%	4.5%		3.3%		0.6%

Operating total net revenues	$740	$746	$822	$777	$824	$2,891	$3,169	$84	11%	$278	10%	$47	6%
Distribution pass thru revenues	(209)	(214)	(225)	(224)	(229)	(822)	(892)	(20)	(10)%	(70)	(9)%	(5)	(2)%
Subadvisory and other pass thru revenues	(103)	(98)	(136)	(96)	(100)	(399)	(430)	3	3%	(31)	(8)%	(4)	(4)%
Adjusted operating revenues (2)	$428	$434	$461	$457	$495	$1,670	$1,847	$67	16%	$177	11%	$38	8%

Pretax operating earnings	$135	$138	$194	$172	$187	$535	$691	$52	39%	$156	29%	$15	9%
Operating net investment income	(7)	(4)	(41)	(5)	(4)	(19)	(54)	3	43%	(35)	#	1	20%
Amortization of intangibles	10	10	9	10	9	40	38	(1)	(10)%	(2)	(5)%	(1)	(10)%
Adjusted operating earnings (2)	$138	$144	$162	$177	$192	$556	$675	$54	39%	$119	21%	$15	8%

Adjusted net pretax operating margin (2)(3)	32.2%	33.2%	35.1%	38.7%	38.8%	33.3%	36.5%	6.6%		3.2%		0.1%

Annuities
Operating total net revenues	$631	$624	$635	$649	$653	$2,519	$2,561	$22	3%	$42	2%	$4	1%
Operating expenses	473	482	525	444	481	1,989	1,932	8	2%	(57)	(3)%	37	8%
Pretax operating earnings	$158	$142	$110	$205	$172	$530	$629	$14	9%	$99	19%	$(33)	(16)%

Allocated capital	$2,394	$2,266	$2,415	$2,618	$2,956	$2,394	$2,956	$562	23%	$562	23%	$338	13%
Operating return on allocated capital (1)	15.5%	14.9%	15.4%	19.0%	18.0%	15.5%	18.0%	2.5%		2.5%		(1.0)%
Pretax operating margin	25.0%	22.8%	17.3%	31.6%	26.3%	21.0%	24.6%	1.3%		3.6%		(5.3)%

Protection
Operating total net revenues	$541	$537	$550	$535	$564	$2,087	$2,186	$23	4%	$99	5%	$29	5%
Operating expenses	456	434	459	467	490	1,714	1,850	34	7%	136	8%	23	5%
Pretax operating earnings	$85	$103	$91	$68	$74	$373	$336	$(11)	(13)%	$(37)	(10)%	$6	9%

Allocated capital	$1,753	$1,751	$1,794	$1,824	$1,815	$1,753	$1,815	$62	4%	$62	4%	$(9)	—
Operating return on allocated capital (1)	15.5%	15.6%	15.5%	14.7%	13.6%	15.5%	13.6%	(1.9)%		(1.9)%		(1.1)%
Pretax operating margin	15.7%	19.2%	16.5%	12.7%	13.1%	17.9%	15.4%	(2.6)%		(2.5)%		0.4%

Corporate & Other
Operating total net revenues	$6	$4	$3	$1	$7	$26	$15	$1	17%	$(11)	(42)%	$6	#
Operating expenses	59	57	60	46	81	203	244	22	37%	41	20%	35	76%
Pretax operating loss	$(53)	$(53)	$(57)	$(45)	$(74)	$(177)	$(229)	$(21)	(40)%	$(52)	(29)%	$(29)	(64)%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)             See non-GAAP financial information on pg 34.

(3)             Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2013

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$457	$476	$505	$515	$543	$1,737	$2,039	$86	19%	$302	17%	$28	5%
Distribution fees	502	503	535	519	538	1,879	2,095	36	7%	216	11%	19	4%
Net investment income	42	32	31	31	33	233	127	(9)	(21)%	(106)	(45)%	2	6%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	13	15	13	17	20	64	65	7	54%	1	2%	3	18%
Total revenues	1,014	1,026	1,084	1,082	1,134	3,913	4,326	120	12%	413	11%	52	5%
Banking and deposit interest expense	9	8	8	8	7	40	31	(2)	(22)%	(9)	(23)%	(1)	(13)%
Operating total net revenues	1,005	1,018	1,076	1,074	1,127	3,873	4,295	122	12%	422	11%	53	5%

Expenses
Distribution expenses	612	626	662	660	693	2,321	2,641	81	13%	320	14%	33	5%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	1	1	2	1	2	9	6	1	#	(3)	(33)%	1	#
General and administrative expense	274	261	262	261	272	1,109	1,056	(2)	(1)%	(53)	(5)%	11	4%
Operating expenses	887	888	926	922	967	3,439	3,703	80	9%	264	8%	45	5%
Pretax operating earnings	$118	$130	$150	$152	$160	$434	$592	$42	36%	$158	36%	$8	5%

Pretax operating margin	11.7%	12.8%	13.9%	14.2%	14.2%	11.2%	13.8%	2.5%		2.6%		—

Return on Capital
Allocated capital	$444	$450	$450	$456	$462	$444	$462	$18	4%	$18	4%	$6	1%
Operating return on allocated capital (1)	44.0%	52.9%	65.8%	79.6%	94.6%	44.0%	94.6%	50.6%		50.6%		15.0%

On-balance sheet deposits	$6,540	$6,004	$6,596	$6,757	$7,074	$6,540	$7,074	$534	8%	$534	8%	$317	5%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except headcount and where noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$8	$9	$8	$9	$9	$78	$35	$1	13%	$(43)	(55)%	$—	—
Allocated capital	$203	$210	$211	$218	$225	$203	$225	$22	11%	$22	11%	$7	3%
Operating return on allocated capital (1)	11.6%	10.9%	10.0%	9.3%	11.9%	11.6%	11.9%	0.3%		0.3%		2.6%

Wealth Management & Distribution
Pretax operating earnings	$110	$121	$142	$143	$151	$356	$557	$41	37%	$201	56%	$8	6%
Allocated capital	$241	$240	$239	$238	$237	$241	$237	$(4)	(2)%	$(4)	(2)%	$(1)	—
Operating return on allocated capital (1)	107.4%	124.1%	145.3%	159.7%	168.5%	107.4%	168.5%	61.1%		61.1%		8.8%

Financial Plans
Branded financial plan net cash sales	$63	$58	$61	$55	$66	$223	$240	$3	5%	$17	8%	$11	20%

Financial Advisors
Employee advisors	2,318	2,303	2,289	2,235	2,205	2,318	2,205	(113)	(5)%	(113)	(5)%	(30)	(1)%
Franchisee advisors	7,449	7,474	7,499	7,526	7,511	7,449	7,511	62	1%	62	1%	(15)	—
Total branded financial advisors	9,767	9,777	9,788	9,761	9,716	9,767	9,716	(51)	(1)%	(51)	(1)%	(45)	—

Operating total net revenues per financial advisor (in thousands) (2)	$103	$104	$110	$110	$116	$396	$440	$13	13%	$44	11%	$6	5%

Advisor Retention
Employee	90.8%	91.2%	91.4%	91.3%	92.0%	90.8%	92.0%	1.2%		1.2%		0.7%
Franchisee	93.8%	94.3%	94.3%	94.7%	94.7%	93.8%	94.7%	0.9%		0.9%		—

Total Client Assets (at period end)	$352,751	$371,916	$373,100	$389,399	$409,147	$352,751	$409,147	$56,396	16%	$56,396	16%	$19,748	5%

Total Wrap Accounts
Beginning assets	$120,554	$124,648	$133,766	$135,914	$144,057	$103,385	$124,648	$23,503	19%	$21,263	21%	$8,143	6%
Net flows	2,062	4,073	3,115	3,022	2,845	9,645	13,055	783	38%	3,410	35%	(177)	(6)%
Market appreciation (depreciation) and other	2,032	5,045	(967)	5,121	6,610	11,618	15,809	4,578	#	4,191	36%	1,489	29%
Total wrap ending assets	$124,648	$133,766	$135,914	$144,057	$153,512	$124,648	$153,512	$28,864	23%	$28,864	23%	$9,455	7%

Supplemental information - excluding historical former banking operations
Operating total net revenues	$1,005	$1,018	$1,076	$1,074	$1,127	$3,873	$4,295	$122	12%	$422	11%	$53	5%
Less: Operating total net revenues attributable to former banking operations	12	—	—	—	—	111	—	(12)	#	(111)	#	—	—
Operating total net revenues excluding former banking operations (3)	$993	$1,018	$1,076	$1,074	$1,127	$3,762	$4,295	$134	13%	$533	14%	$53	5%

Operating expenses	$887	$888	$926	$922	$967	$3,439	$3,703	$80	9%	$264	8%	$45	5%
Less: Operating expenses attributable to former banking operations	12	—	—	—	—	66	—	(12)	#	(66)	#	—	—
Operating expenses excluding former banking operations (3)	$875	$888	$926	$922	$967	$3,373	$3,703	$92	11%	$330	10%	$45	5%

Operating total net revenues excluding former banking operations (3)	$993	$1,018	$1,076	$1,074	$1,127	$3,762	$4,295	$134	13%	$533	14%	$53	5%
Operating expenses excluding former banking operations (3)	875	888	926	922	967	3,373	3,703	92	11%	330	10%	45	5%
Pretax operating earnings excluding former banking operations (3)	$118	$130	$150	$152	$160	$389	$592	$42	36%	$203	52%	$8	5%

Pretax operating margin excluding former banking operations (3)	11.9%	12.8%	13.9%	14.2%	14.2%	10.3%	13.8%	2.3%		3.5%		—

Allocated capital excluding capital attributable to former banking operations	$438	$450	$450	$456	$462	$438	$462	$24	5%	$24	5%	$6	1%
Operating return on allocated capital excluding former banking operations (1)	69.2%	77.0%	86.9%	92.4%	94.9%	69.2%	94.9%	25.7%		25.7%		2.5%

Operating total net revenues per financial advisor excluding former banking operations (in thousands) (2)	$102	$104	$110	$110	$116	$386	$440	$14	14%	$54	14%	$6	5%

(1)              Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)              Year-to-date is sum of current and prior quarters for the year under review.

(3)              See non-GAAP financial information on pg 34.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2013

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$622	$627	$662	$655	$699	$2,420	$2,643	$77	12%	$223	9%	$44	7%
Distribution fees	111	114	116	118	121	442	469	10	9%	27	6%	3	3%
Net investment income	7	4	41	5	4	19	54	(3)	(43)%	35	#	(1)	(20)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	1	4	—	—	12	5	(1)	#	(7)	(58)%	—	—
Total revenues	741	746	823	778	824	2,893	3,171	83	11%	278	10%	46	6%
Banking and deposit interest expense	1	—	1	1	—	2	2	(1)	#	—	—	(1)	#
Operating total net revenues	740	746	822	777	824	2,891	3,169	84	11%	278	10%	47	6%

Expenses
Distribution expenses	262	268	281	278	285	1,029	1,112	23	9%	83	8%	7	3%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	4	4	4	5	4	16	17	—	—	1	6%	(1)	(20)%
Interest and debt expense	6	6	5	6	7	22	24	1	17%	2	9%	1	17%
General and administrative expense	333	330	338	316	341	1,289	1,325	8	2%	36	3%	25	8%
Operating expenses	605	608	628	605	637	2,356	2,478	32	5%	122	5%	32	5%
Pretax operating earnings	$135	$138	$194	$172	$187	$535	$691	$52	39%	$156	29%	$15	9%

Pretax operating margin	18.2%	18.5%	23.6%	22.1%	22.7%	18.5%	21.8%	4.5%		3.3%		0.6%

Operating total net revenues	$740	$746	$822	$777	$824	$2,891	$3,169	$84	11%	$278	10%	$47	6%
Distribution pass thru revenues	(209)	(214)	(225)	(224)	(229)	(822)	(892)	(20)	(10)%	(70)	(9)%	(5)	(2)%
Subadvisory and other pass thru revenues	(103)	(98)	(136)	(96)	(100)	(399)	(430)	3	3%	(31)	(8)%	(4)	(4)%
Adjusted operating revenues (1)	$428	$434	$461	$457	$495	$1,670	$1,847	$67	16%	$177	11%	$38	8%

Pretax operating earnings	$135	$138	$194	$172	$187	$535	$691	$52	39%	$156	29%	$15	9%
Operating net investment income	(7)	(4)	(41)	(5)	(4)	(19)	(54)	3	43%	(35)	#	1	20%
Amortization of intangibles	10	10	9	10	9	40	38	(1)	(10)%	(2)	(5)%	(1)	(10)%
Adjusted operating earnings (1)	$138	$144	$162	$177	$192	$556	$675	$54	39%	$119	21%	$15	8%

Adjusted net pretax operating margin (1)(2)	32.2%	33.2%	35.1%	38.7%	38.8%	33.3%	36.5%	6.6%		3.2%		0.1%

Return on Capital
Allocated capital	$1,929	$1,908	$1,903	$1,892	$1,894	$1,929	$1,894	$(35)	(2)%	$(35)	(2)%	$2	—
Operating return on allocated capital (3)	20.0%	20.7%	24.0%	24.8%	26.2%	20.0%	26.2%	6.2%		6.2%		1.4%

(1)             See non-GAAP financial information on pg 34.

(2)             Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

(3)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset Net Flows
Columbia managed asset net flows	$(4,553)	$(5,065)	$(2,519)	$(4,227)	$3,516	$(18,574)	$(8,295)	$8,069	#	$10,279	55%	$7,743	#
Threadneedle managed asset net flows (1)	439	(988)	743	(83)	2,088	(1,902)	1,760	1,649	#	3,662	#	2,171	#
Sub-advised eliminations (1)	169	311	(326)	(24)	(74)	1,806	(113)	(243)	#	(1,919)	#	(50)	#
Total managed asset net flows	$(3,945)	$(5,742)	$(2,102)	$(4,334)	$5,530	$(18,670)	$(6,648)	$9,475	#	$12,022	64%	$9,864	#

Total Managed Assets Reconciliations
Columbia managed assets	$330,419	$341,327	$335,194	$345,005	$356,725	$330,419	$356,725	$26,306	8%	$26,306	8%	$11,720	3%
Threadneedle managed assets	127,752	127,674	126,976	137,377	147,443	127,752	147,443	19,691	15%	19,691	15%	10,066	7%
Sub-advised eliminations	(2,730)	(2,514)	(2,804)	(3,066)	(3,324)	(2,730)	(3,324)	(594)	(22)%	(594)	(22)%	(258)	(8)%
Total managed assets	$455,441	$466,487	$459,366	$479,316	$500,844	$455,441	$500,844	$45,403	10%	$45,403	10%	$21,528	4%

Total Managed Assets by Type
Equity	$224,078	$238,096	$238,531	$254,747	$275,341	$224,078	$275,341	$51,263	23%	$51,263	23%	$20,594	8%
Fixed income	205,210	203,357	195,680	197,805	196,357	205,210	196,357	(8,853)	(4)%	(8,853)	(4)%	(1,448)	(1)%
Money market	6,480	6,022	6,100	6,607	7,122	6,480	7,122	642	10%	642	10%	515	8%
Alternative	6,703	6,627	6,312	6,145	6,401	6,703	6,401	(302)	(5)%	(302)	(5)%	256	4%
Hybrid and other	12,970	12,385	12,743	14,012	15,623	12,970	15,623	2,653	20%	2,653	20%	1,611	11%
Total managed assets by type	$455,441	$466,487	$459,366	$479,316	$500,844	$455,441	$500,844	$45,403	10%	$45,403	10%	$21,528	4%

Average Managed Assets by Type (2)
Equity	$222,487	$232,480	$240,841	$246,720	$266,491	$220,532	$247,289	$44,004	20%	$26,757	12%	$19,771	8%
Fixed income	207,968	203,694	201,450	196,182	197,702	204,908	199,944	(10,266)	(5)%	(4,964)	(2)%	1,520	1%
Money market	6,496	6,281	6,031	6,354	6,731	7,021	6,373	235	4%	(648)	(9)%	377	6%
Alternative	6,979	6,607	6,289	6,220	6,347	8,278	6,367	(632)	(9)%	(1,911)	(23)%	127	2%
Hybrid and other	12,837	12,544	12,605	13,218	14,629	12,610	13,296	1,792	14%	686	5%	1,411	11%
Total average managed assets by type	$456,767	$461,606	$467,216	$468,694	$491,900	$453,349	$473,269	$35,133	8%	$19,920	4%	$23,206	5%

(1)             Threadneedle net flows for year-to-date 2012 include $1.2 billion of outflows primarily due to a change in subadvisory relationship between Threadneedle and Columbia.  These outflows are eliminated at the segment level.

(2)             Average ending balances are calculated using the average of the prior period’s ending balance and all months in the current period.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$218,839	$216,264	$227,476	$223,255	$230,637	$204,843	$216,264	$11,798	5%	$11,421	6%	$7,382	3%
Mutual fund inflows	9,885	10,338	9,491	8,609	9,624	38,206	38,062	(261)	(3)%	(144)	—	1,015	12%
Mutual fund outflows	(14,236)	(12,518)	(13,305)	(12,250)	(12,849)	(53,528)	(50,922)	1,387	10%	2,606	5%	(599)	(5)%
Net VP/VIT fund flows	(113)	(165)	(164)	(119)	(138)	(27)	(586)	(25)	(22)%	(559)	#	(19)	(16)%
Net new flows	(4,464)	(2,345)	(3,978)	(3,760)	(3,363)	(15,349)	(13,446)	1,101	25%	1,903	12%	397	11%
Reinvested dividends	3,178	509	2,410	490	6,568	5,980	9,977	3,390	#	3,997	67%	6,078	#
Net flows	(1,286)	(1,836)	(1,568)	(3,270)	3,205	(9,369)	(3,469)	4,491	#	5,900	63%	6,475	#
Distributions	(3,991)	(660)	(2,747)	(640)	(7,472)	(7,464)	(11,519)	(3,481)	(87)%	(4,055)	(54)%	(6,832)	#
Market appreciation (depreciation) and other (1)	2,702	13,708	94	11,292	13,023	28,254	38,117	10,321	#	9,863	35%	1,731	15%
Total ending assets	216,264	227,476	223,255	230,637	239,393	216,264	239,393	23,129	11%	23,129	11%	8,756	4%

% of total retail assets sub-advised	21.8%	21.7%	20.9%	20.7%	20.5%	21.8%	20.5%	(1.3)%		(1.3)%		(0.1)%

Institutional
Beginning assets	74,474	72,417	71,935	71,052	72,741	73,270	72,417	(1,733)	(2)%	(853)	(1)%	1,689	2%
Inflows	5,256	4,893	5,045	5,070	6,606	17,518	21,614	1,350	26%	4,096	23%	1,536	30%
Outflows	(7,883)	(8,039)	(5,674)	(5,822)	(6,584)	(23,971)	(26,119)	1,299	16%	(2,148)	(9)%	(762)	(13)%
Net flows	(2,627)	(3,146)	(629)	(752)	22	(6,453)	(4,505)	2,649	#	1,948	30%	774	#
Market appreciation (depreciation) and other	570	2,664	(254)	2,441	2,885	5,600	7,736	2,315	#	2,136	38%	444	18%
Total ending assets	72,417	71,935	71,052	72,741	75,648	72,417	75,648	3,231	4%	3,231	4%	2,907	4%

Alternative
Beginning assets	6,354	5,684	5,654	5,460	5,316	8,124	5,684	(1,038)	(16)%	(2,440)	(30)%	(144)	(3)%
Inflows	29	415	502	1	402	705	1,320	373	#	615	87%	401	#
Outflows	(669)	(498)	(824)	(206)	(113)	(3,457)	(1,641)	556	83%	1,816	53%	93	45%
Net flows	(640)	(83)	(322)	(205)	289	(2,752)	(321)	929	#	2,431	88%	494	#
Market appreciation (depreciation) and other	(30)	53	128	61	38	312	280	68	#	(32)	(10)%	(23)	(38)%
Total ending assets	5,684	5,654	5,460	5,316	5,643	5,684	5,643	(41)	(1)%	(41)	(1)%	327	6%

Affiliated General Account Assets	36,136	36,262	35,427	36,311	36,041	36,136	36,041	(95)	—	(95)	—	(270)	(1)%

Other and Eliminations	(82)	—	—	—	—	(82)	—	82	#	82	#	—	—
Total Columbia managed assets	$330,419	$341,327	$335,194	$345,005	$356,725	$330,419	$356,725	$26,306	8%	$26,306	8%	$11,720	3%

Total Columbia net flows	$(4,553)	$(5,065)	$(2,519)	$(4,227)	$3,516	$(18,574)	$(8,295)	$8,069	#	$10,279	55%	$7,743	#

(1)        Included in Market appreciation (depreciation) and other for retail funds for year-to-date 2012 are $3B due to the transfer of Active Diversified Portfolio assets from non-proprietary to proprietary funds.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Threadneedle Managed Assets Rollforward
Retail Funds
Beginning assets	$36,923	$39,086	$41,376	$41,806	$46,273	$31,809	$39,086	$9,350	25%	$7,277	23%	$4,467	11%
Mutual fund inflows	4,046	5,359	5,647	6,285	6,046	16,034	23,337	2,000	49%	7,303	46%	(239)	(4)%
Mutual fund outflows (1)	(3,023)	(3,998)	(4,728)	(5,403)	(4,784)	(13,811)	(18,913)	(1,761)	(58)%	(5,102)	(37)%	619	11%
Net new flows	1,023	1,361	919	882	1,262	2,223	4,424	239	23%	2,201	99%	380	43%
Reinvested dividends	50	33	30	16	72	119	151	22	44%	32	27%	56	#
Net flows	1,073	1,394	949	898	1,334	2,342	4,575	261	24%	2,233	95%	436	49%
Distributions	(181)	(86)	(142)	(94)	(197)	(478)	(519)	(16)	(9)%	(41)	(9)%	(103)	#
Market appreciation (depreciation)	880	3,499	(710)	765	2,078	3,206	5,632	1,198	#	2,426	76%	1,313	#
Foreign currency translation (2)	203	(2,611)	29	2,743	971	1,595	1,132	768	#	(463)	(29)%	(1,772)	(65)%
Other	188	94	304	155	161	612	714	(27)	(14)%	102	17%	6	4%
Total ending assets	39,086	41,376	41,806	46,273	50,620	39,086	50,620	11,534	30%	11,534	30%	4,347	9%

Institutional
Beginning assets	85,771	87,647	85,325	84,318	90,275	80,617	87,647	4,504	5%	7,030	9%	5,957	7%
Inflows	2,557	1,263	2,469	1,759	3,721	9,130	9,212	1,164	46%	82	1%	1,962	#
Outflows	(3,188)	(3,591)	(2,626)	(2,693)	(2,911)	(13,181)	(11,821)	277	9%	1,360	10%	(218)	(8)%
Net flows	(631)	(2,328)	(157)	(934)	810	(4,051)	(2,609)	1,441	#	1,442	36%	1,744	#
Market appreciation (depreciation)	1,416	5,212	(1,772)	758	2,498	4,879	6,696	1,082	76%	1,817	37%	1,740	#
Foreign currency translation (2)	452	(5,753)	70	5,465	1,872	3,720	1,654	1,420	#	(2,066)	(56)%	(3,593)	(66)%
Other	639	547	852	668	610	2,482	2,677	(29)	(5)%	195	8%	(58)	(9)%
Total ending assets	87,647	85,325	84,318	90,275	96,065	87,647	96,065	8,418	10%	8,418	10%	5,790	6%

Alternative
Beginning assets	1,011	1,019	973	852	829	1,147	1,019	(182)	(18)%	(128)	(11)%	(23)	(3)%
Inflows	26	—	—	—	—	93	—	(26)	#	(93)	#	—	—
Outflows	(29)	(54)	(49)	(47)	(56)	(286)	(206)	(27)	(93)%	80	28%	(9)	(19)%
Net flows	(3)	(54)	(49)	(47)	(56)	(193)	(206)	(53)	#	(13)	(7)%	(9)	(19)%
Market appreciation (depreciation)	(13)	48	(94)	(46)	(46)	(49)	(138)	(33)	#	(89)	#	—	—
Foreign currency translation (2)	6	(64)	2	51	15	49	4	9	#	(45)	(92)%	(36)	(71)%
Other	18	24	20	19	16	65	79	(2)	(11)%	14	22%	(3)	(16)%
Total ending assets	1,019	973	852	829	758	1,019	758	(261)	(26)%	(261)	(26)%	(71)	(9)%

Total Threadneedle managed assets	$127,752	$127,674	$126,976	$137,377	$147,443	$127,752	$147,443	$19,691	15%	$19,691	15%	$10,066	7%

Total Threadneedle net flows	$439	$(988)	$743	$(83)	$2,088	$(1,902)	$1,760	$1,649	#	$3,662	#	$2,171	#

Total Threadneedle net flows excluding legacy insurance mandates	$1,669	$1,189	$1,412	$856	$2,014	$1,887	$5,471	$345	21%	$3,584	#	$1,158	#

(1) Retail fund outflows for year-to-date 2012 include $1.2 billion primarily due to a change in subadvisory relationship between Threadneedle and Columbia. These outflows are eliminated at the segment level.

(2) Amounts represent British Pound to US dollar conversion.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Fourth Quarter 2013

Mutual Fund Rankings in top 2 Lipper Quartiles

		4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013
Domestic Equity
Equal weighted	1 year	67%	52%	68%	55%	54%
	3 year	53%	51%	68%	63%	51%
	5 year	54%	51%	64%	61%	58%
Asset weighted	1 year	71%	56%	47%	35%	39%
	3 year	72%	69%	79%	76%	52%
	5 year	73%	71%	73%	73%	47%
International Equity
Equal weighted	1 year	55%	39%	50%	47%	65%
	3 year	44%	56%	56%	41%	50%
	5 year	60%	57%	53%	56%	50%
Asset weighted	1 year	20%	20%	23%	22%	32%
	3 year	19%	25%	26%	26%	26%
	5 year	80%	81%	79%	81%	25%
Taxable Fixed Income
Equal weighted	1 year	67%	63%	67%	61%	44%
	3 year	75%	78%	71%	71%	65%
	5 year	79%	82%	75%	50%	41%
Asset weighted	1 year	72%	70%	72%	72%	44%
	3 year	87%	83%	83%	83%	83%
	5 year	83%	98%	93%	62%	52%
Tax Exempt Fixed Income
Equal weighted	1 year	90%	95%	94%	94%	100%
	3 year	100%	100%	100%	94%	100%
	5 year	100%	100%	89%	100%	94%
Asset weighted	1 year	93%	93%	98%	98%	100%
	3 year	100%	100%	100%	98%	100%
	5 year	100%	100%	98%	100%	84%
Asset Allocation Funds
Equal weighted	1 year	60%	54%	54%	62%	31%
	3 year	85%	64%	70%	70%	60%
	5 year	85%	82%	80%	80%	80%
Asset weighted	1 year	81%	62%	63%	65%	39%
	3 year	91%	84%	84%	85%	64%
	5 year	91%	94%	88%	92%	92%

Number of 4- or 5-star Morningstar rated funds
Overall		51	52	51	51	54
3 year		56	50	49	45	45
5 year		44	44	43	40	41

Percent of 4- or 5-star Morningstar rated funds
Overall		46%	51%	53%	52%	55%
3 year		50%	49%	51%	46%	46%
5 year		42%	45%	46%	43%	43%

Percent of 4- or 5-star Morningstar rated assets
Overall		66%	58%	70%	54%	56%
3 year		52%	49%	50%	39%	39%
5 year		57%	47%	55%	43%	37%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds. Only funds with Class Z shares are included. In instances where a fund’s Class Z shares do not have a full five year track record, performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched. No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds with above median ranking divided by the total number of funds. Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds. Funds with more assets will receive a greater share of the total percentage above or below median.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Fourth Quarter 2013

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013
Equity
Equal weighted	1 year	75%	71%	65%	70%	66%
	3 year	80%	78%	78%	80%	78%
	5 year	84%	84%	81%	84%	81%
Asset weighted	1 year	78%	60%	52%	45%	46%
	3 year	93%	92%	91%	85%	86%
	5 year	94%	94%	94%	90%	88%

Fixed Income
Equal weighted	1 year	83%	67%	88%	54%	48%
	3 year	76%	57%	82%	78%	68%
	5 year	91%	92%	92%	67%	67%
Asset weighted	1 year	60%	29%	91%	61%	50%
	3 year	59%	37%	76%	72%	43%
	5 year	98%	98%	98%	44%	44%

Allocation (Managed) Funds
Equal weighted	1 year	67%	83%	83%	100%	86%
	3 year	67%	67%	67%	83%	100%
	5 year	83%	83%	83%	100%	67%
Asset weighted	1 year	77%	86%	92%	100%	92%
	3 year	77%	78%	78%	92%	100%
	5 year	86%	86%	86%	100%	54%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2013

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$166	$170	$174	$179	$186	$648	$709	$20	12%	$61	9%	$7	4%
Distribution fees	81	81	85	86	87	317	339	6	7%	22	7%	1	1%
Net investment income	271	264	260	260	252	1,127	1,036	(19)	(7)%	(91)	(8)%	(8)	(3)%
Premiums	28	28	26	27	29	118	110	1	4%	(8)	(7)%	2	7%
Other revenues	85	81	90	97	99	309	367	14	16%	58	19%	2	2%
Total revenues	631	624	635	649	653	2,519	2,561	22	3%	42	2%	4	1%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	631	624	635	649	653	2,519	2,561	22	3%	42	2%	4	1%

Expenses
Distribution expenses	97	97	106	104	113	381	420	16	16%	39	10%	9	9%
Interest credited to fixed accounts	170	164	162	164	163	688	653	(7)	(4)%	(35)	(5)%	(1)	(1)%
Benefits, claims, losses and settlement expenses	77	116	130	150	102	419	498	25	32%	79	19%	(48)	(32)%
Amortization of deferred acquisition costs	66	41	66	(41)	45	229	111	(21)	(32)%	(118)	(52)%	86	#
Interest and debt expense	9	8	8	10	11	34	37	2	22%	3	9%	1	10%
General and administrative expense	54	56	53	57	47	238	213	(7)	(13)%	(25)	(11)%	(10)	(18)%
Operating expenses	473	482	525	444	481	1,989	1,932	8	2%	(57)	(3)%	37	8%
Pretax operating earnings	$158	$142	$110	$205	$172	$530	$629	$14	9%	$99	19%	$(33)	(16)%

Pretax operating margin	25.0%	22.8%	17.3%	31.6%	26.3%	21.0%	24.6%	1.3%		3.6%		(5.3)%

Return on Capital
Allocated capital	$2,394	$2,266	$2,415	$2,618	$2,956	$2,394	$2,956	$562	23%	$562	23%	$338	13%
Operating return on allocated capital (1)	15.5%	14.9%	15.4%	19.0%	18.0%	15.5%	18.0%	2.5%		2.5%		(1.0)%

Market impact on variable annuity guaranteed benefits (2)
Risk margin and nonperformance spread impact	$(43)	$(44)	$(23)	$1	$(45)	$(36)	$(111)	$(2)	(5)%	$(75)	#	$(46)	#
Other	(2)	42	(20)	(22)	(59)	(229)	(59)	(57)	#	170	74%	(37)	#
Total VA guaranteed benefit impact excluded from operating earnings	$(45)	$(2)	$(43)	$(21)	$(104)	$(265)	$(170)	$(59)	#	$95	36%	$(83)	#

Total annuity net flows	$(517)	$(462)	$(410)	$(372)	$(567)	$(1,338)	$(1,811)	$(50)	(10)%	$(473)	(35)%	$(195)	(52)%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)             Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax operating earnings	$125	$105	$78	$180	$151	$363	$514	$26	21%	$151	42%	$(29)	(16)%
Allocated capital	$809	$726	$949	$1,118	$1,501	$809	$1,501	$692	86%	$692	86%	$383	34%
Operating return on allocated capital (1)	30.5%	30.5%	29.8%	41.4%	36.4%	30.5%	36.4%	5.9%		5.9%		(5.0)%

Fixed Annuities (2)
Pretax operating earnings	$33	$37	$32	$25	$21	$167	$115	$(12)	(36)%	$(52)	(31)%	$(4)	(16)%
Allocated capital	$1,585	$1,540	$1,466	$1,500	$1,455	$1,585	$1,455	$(130)	(8)%	$(130)	(8)%	$(45)	(3)%
Operating return on allocated capital (1)	7.4%	7.0%	7.5%	6.2%	5.5%	7.4%	5.5%	(1.9)%		(1.9)%		(0.7)%

Variable Annuities Rollforward
Beginning balance	$67,515	$68,054	$70,882	$70,266	$72,737	$62,343	$68,054	$5,222	8%	$5,711	9%	$2,471	4%
Deposits	1,260	1,236	1,416	1,285	1,294	5,157	5,231	34	3%	74	1%	9	1%
Withdrawals and terminations	(1,474)	(1,429)	(1,551)	(1,439)	(1,569)	(5,614)	(5,988)	(95)	(6)%	(374)	(7)%	(130)	(9)%
Net flows	(214)	(193)	(135)	(154)	(275)	(457)	(757)	(61)	(29)%	(300)	(66)%	(121)	(79)%
Investment performance and interest credited	753	3,021	(481)	2,625	3,060	6,177	8,225	2,307	#	2,048	33%	435	17%
Other	—	—	—	—	—	(9)	—	—	—	9	#	—	—
Total ending balance - contract accumulation values	$68,054	$70,882	$70,266	$72,737	$75,522	$68,054	$75,522	$7,468	11%	$7,468	11%	$2,785	4%

Variable annuities fixed sub-accounts	$4,833	$4,824	$4,855	$4,912	$4,927	$4,833	$4,927	$94	2%	$94	2%	$15	—

Fixed Annuities Rollforward
Beginning balance	$14,001	$13,823	$13,675	$13,522	$13,424	$14,193	$13,823	$(577)	(4)%	$(370)	(3)%	$(98)	(1)%
Deposits	39	36	35	56	59	385	186	20	51%	(199)	(52)%	3	5%
Withdrawals and terminations	(342)	(305)	(310)	(274)	(351)	(1,266)	(1,240)	(9)	(3)%	26	2%	(77)	(28)%
Net flows	(303)	(269)	(275)	(218)	(292)	(881)	(1,054)	11	4%	(173)	(20)%	(74)	(34)%
Policyholder interest credited	125	121	122	120	120	506	483	(5)	(4)%	(23)	(5)%	—	—
Other	—	—	—	—	—	5	—	—	—	(5)	#	—	—
Total ending balance - contract accumulation values	$13,823	$13,675	$13,522	$13,424	$13,252	$13,823	$13,252	$(571)	(4)%	$(571)	(4)%	$(172)	(1)%

Capitalized interest	$1	$1	$—	$1	$—	$4	$2	$(1)	#	$(2)	(50)%	$(1)	#

Payout Annuities Reserve Balance	$2,151	$2,145	$2,135	$2,127	$2,126	$2,151	$2,126	$(25)	(1)%	$(25)	(1)%	$(1)	—

Tax Equivalent Spread - Fixed Annuities (3)
Gross rate of return on invested assets (4)	5.4%	5.3%	5.2%	5.2%	5.1%	5.7%	5.2%	(0.3)%		(0.5)%		(0.1)%
Crediting rate excluding capitalized interest	(3.6)%	(3.6)%	(3.6)%	(3.6)%	(3.6)%	(3.6)%	(3.6)%	—		—		—
Tax equivalent margin spread	1.8%	1.7%	1.6%	1.6%	1.5%	2.1%	1.6%	(0.3)%		(0.5)%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$1,507	$1,508	$1,532	$1,550	$1,653	$1,491	$1,508	$146	10%	$17	1%	$103	7%
Capitalization	46	43	50	43	46	172	182	—	—	10	6%	3	7%
Amortization due to market impact on VA guaranteed benefits	12	(1)	8	4	23	69	34	11	92%	(35)	(51)%	19	#
Amortization per income statement	(57)	(32)	(58)	53	(37)	(206)	(74)	20	35%	132	64%	(90)	#
Other	—	14	18	3	5	(18)	40	5	—	58	#	2	67%
Total ending balance	$1,508	$1,532	$1,550	$1,653	$1,690	$1,508	$1,690	$182	12%	$182	12%	$37	2%

Total Fixed Annuities DAC
Beginning balance	$71	$68	$67	$92	$85	$108	$68	$14	20%	$(40)	(37)%	$(7)	(8)%
Capitalization	—	1	—	1	—	8	2	—	—	(6)	(75)%	(1)	#
Amortization per income statement	(9)	(9)	(8)	(12)	(8)	(23)	(37)	1	11%	(14)	(61)%	4	33%
Other	6	7	33	4	11	(25)	55	5	83%	80	#	7	#
Total ending balance	$68	$67	$92	$85	$88	$68	$88	$20	29%	$20	29%	$3	4%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        Includes payout annuities.

(3)        Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(4)        In the 4th quarter of 2012 through the 4th quarter of 2013, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 5.3%, 5.2%, 5.1%, 5.0% and 4.9% respectively.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2013

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$14	$14	$14	$15	$15	$55	$58	$1	7%	$3	5%	$—	—
Distribution fees	23	22	23	22	24	91	91	1	4%	—	—	2	9%
Net investment income	107	110	111	110	108	429	439	1	1%	10	2%	(2)	(2)%
Premiums	287	286	293	301	308	1,121	1,188	21	7%	67	6%	7	2%
Other revenues	110	105	109	87	109	392	410	(1)	(1)%	18	5%	22	25%
Total revenues	541	537	550	535	564	2,088	2,186	23	4%	98	5%	29	5%
Banking and deposit interest expense	—	—	—	—	—	1	—	—	—	(1)	#	—	—
Operating total net revenues	541	537	550	535	564	2,087	2,186	23	4%	99	5%	29	5%

Expenses
Distribution expenses	14	13	16	16	17	53	62	3	21%	9	17%	1	6%
Interest credited to fixed accounts	39	34	34	40	37	143	145	(2)	(5)%	2	1%	(3)	(8)%
Benefits, claims, losses and settlement expenses	309	292	309	317	334	1,146	1,252	25	8%	106	9%	17	5%
Amortization of deferred acquisition costs	31	29	31	26	32	110	118	1	3%	8	7%	6	23%
Interest and debt expense	7	6	6	6	7	24	25	—	—	1	4%	1	17%
General and administrative expense	56	60	63	62	63	238	248	7	13%	10	4%	1	2%
Operating expenses	456	434	459	467	490	1,714	1,850	34	7%	136	8%	23	5%
Pretax operating earnings	$85	$103	$91	$68	$74	$373	$336	$(11)	(13)%	$(37)	(10)%	$6	9%

Pretax operating margin	15.7%	19.2%	16.5%	12.7%	13.1%	17.9%	15.4%	(2.6)%		(2.5)%		0.4%

Return on Capital
Allocated capital	$1,753	$1,751	$1,794	$1,824	$1,815	$1,753	$1,815	$62	4%	$62	4%	$(9)	—
Operating return on allocated capital (1)	15.5%	15.6%	15.5%	14.7%	13.6%	15.5%	13.6%	(1.9)%		(1.9)%		(1.1)%

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$—	$—	$—	$6	$(7)	$—	$(1)	$(7)	—	$(1)	—	$(13)	#
Other	—	—	(2)	(8)	(2)	—	(12)	(2)	—	(12)	—	6	75%
Total market impact on indexed universal life benefits excluded from operating earnings	$—	$—	$(2)	$(2)	$(9)	$—	$(13)	$(9)	—	$(13)	—	$(7)	#

Product Information
Long Term Care
Pretax operating earnings	$3	$3	$1	$(2)	$1	$—	$3	$(2)	(67)%	$3	—	$3	#
Allocated capital	$505	$501	$509	$516	$521	$505	$521	$16	3%	$16	3%	$5	1%
Operating return on allocated capital (1)	—	0.5%	0.5%	0.8%	0.4%	—	0.4%	0.4%		0.4%		(0.4)%

Protection excluding Long Term Care
Pretax operating earnings	$82	$100	$90	$70	$73	$373	$333	$(9)	(11)%	$(40)	(11)%	$3	4%
Allocated capital	$1,248	$1,250	$1,285	$1,308	$1,294	$1,248	$1,294	$46	4%	$46	4%	$(14)	(1)%
Operating return on allocated capital (1)	21.5%	21.5%	21.4%	20.2%	18.9%	21.5%	18.9%	(2.6)%		(2.6)%		(1.3)%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$79	$64	$81	$81	$83	$263	$309	$4	5%	$46	17%	$2	2%
Term and whole life	4	2	3	3	2	12	10	(2)	(50)%	(2)	(17)%	(1)	(33)%
Disability insurance	1	1	2	1	1	5	5	—	—	—	—	—	—
Auto and home	200	214	223	241	222	814	900	22	11%	86	11%	(19)	(8)%
Total cash sales	$284	$281	$309	$326	$308	$1,094	$1,224	$24	8%	$130	12%	$(18)	(6)%

VUL / UL Policyholder Account Balances
Beginning balance	$9,760	$9,859	$10,202	$10,198	$10,514	$9,216	$9,859	$754	8%	$643	7%	$316	3%
Premiums and deposits	260	234	251	249	267	959	1,001	7	3%	42	4%	18	7%
Investment performance and interest	128	396	30	362	416	822	1,204	288	#	382	46%	54	15%
Withdrawals and surrenders	(287)	(287)	(285)	(295)	(292)	(1,137)	(1,159)	(5)	(2)%	(22)	(2)%	3	1%
Other	(2)	—	—	—	1	(1)	1	3	#	2	#	1	—
Total ending balance	$9,859	$10,202	$10,198	$10,514	$10,906	$9,859	$10,906	$1,047	11%	$1,047	11%	$392	4%

Premiums by Product
Term and whole life	$12	$13	$12	$12	$12	$49	$49	$—	—	$—	—	$—	—
Disability insurance	39	39	39	39	39	159	156	—	—	(3)	(2)%	—	—
Long term care	30	28	28	29	30	116	115	—	—	(1)	(1)%	1	3%
Auto and home	202	202	210	217	223	781	852	21	10%	71	9%	6	3%
Intercompany premiums	4	4	4	4	4	16	16	—	—	—	—	—	—
Total premiums by product	$287	$286	$293	$301	$308	$1,121	$1,188	$21	7%	$67	6%	$7	2%

Auto and Home Insurance
Policy count (thousands)	756	773	795	819	838	756	838	82	11%	82	11%	19	2%
Loss ratio	97.1%	84.7%	87.1%	90.4%	92.2%	86.4%	88.7%	(4.9)%		2.3%		1.8%
Expense ratio	16.0%	15.4%	15.3%	15.2%	17.6%	15.3%	15.9%	1.6%		0.6%		2.4%
Combined ratio	113.1%	100.1%	102.4%	105.6%	109.8%	101.7%	104.6%	(3.3)%		2.9%		4.2%

DAC Rollforward
Life and Health
Beginning balance	$793	$797	$810	$838	$845	$814	$797	$52	7%	$(17)	(2)%	$7	1%
Capitalization	22	18	22	22	24	73	86	2	9%	13	18%	2	9%
Amortization due to market impact on indexed universal life benefits	—	—	1	—	4	—	5	4	—	5	—	4	—
Amortization per income statement	(19)	(17)	(18)	(13)	(18)	(65)	(66)	1	5%	(1)	(2)%	(5)	(38)%
Other	1	12	23	(2)	4	(25)	37	3	#	62	#	6	#
Total ending balance	$797	$810	$838	$845	$859	$797	$859	$62	8%	$62	8%	$14	2%

Life Insurance in Force	$191,447	$191,882	$192,759	$193,447	$194,140	$191,447	$194,140	$2,693	1%	$2,693	1%	$693	—

Net Amount at Risk	$42,758	$41,990	$41,627	$41,162	$40,867	$42,758	$40,867	$(1,891)	(4)%	$(1,891)	(4)%	$(295)	(1)%

Net Policyholder Reserves
VUL / UL	$8,950	$9,306	$9,318	$9,643	$10,045	$8,950	$10,045	$1,095	12%	$1,095	12%	$402	4%
Term and whole life	231	228	226	225	222	231	222	(9)	(4)%	(9)	(4)%	(3)	(1)%
Disability insurance	524	527	532	532	535	524	535	11	2%	11	2%	3	1%
Long term care and other	2,594	2,605	2,649	2,669	2,691	2,594	2,691	97	4%	97	4%	22	1%
Auto and home loss and LAE reserves	356	362	371	381	405	356	405	49	14%	49	14%	24	6%
Total net policyholder reserves	$12,655	$13,028	$13,096	$13,450	$13,898	$12,655	$13,898	$1,243	10%	$1,243	10%	$448	3%

(1)        Includes lump sum deposits.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2013

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(1)	$—	$—	—	$1	#	$—	—
Distribution fees	1	—	1	—	—	1	1	(1)	#	—	—	—	—
Net investment income	2	1	2	(1)	6	15	8	4	#	(7)	(47)%	7	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	2	3	—	2	1	10	6	(1)	(50)%	(4)	(40)%	(1)	(50)%
Total revenues	5	4	3	1	7	25	15	2	40%	(10)	(40)%	6	#
Banking and deposit interest expense	(1)	—	—	—	—	(1)	—	1	#	1	#	—	—
Operating total net revenues	6	4	3	1	7	26	15	1	17%	(11)	(42)%	6	#

Expenses
Distribution expenses	—	1	—	—	—	—	1	—	—	1	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	2	4	4	3	22	7	33	20	#	26	#	19	#
General and administrative expense	57	52	56	43	59	196	210	2	4%	14	7%	16	37%
Operating expenses	59	57	60	46	81	203	244	22	37%	41	20%	35	76%
Pretax operating loss	$(53)	$(53)	$(57)	$(45)	$(74)	$(177)	$(229)	$(21)	(40)%	$(52)	(29)%	$(29)	(64)%

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

Fourth Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(31)	$(31)	$(32)	$(33)	$(33)	$(125)	$(129)	$(2)	(6)%	$(4)	(3)%	$—	—
Distribution fees	(291)	(286)	(312)	(304)	(322)	(1,114)	(1,224)	(31)	(11)%	(110)	(10)%	(18)	(6)%
Net investment income	—	—	(1)	(1)	—	—	(2)	—	—	(2)	—	1	#
Premiums	(4)	(4)	(4)	(4)	(4)	(16)	(16)	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(326)	(321)	(349)	(342)	(359)	(1,255)	(1,371)	(33)	(10)%	(116)	(9)%	(17)	(5)%
Banking and deposit interest expense	—	—	(1)	(1)	—	(2)	(2)	—	—	—	—	1	#
Operating total net revenues	(326)	(321)	(348)	(341)	(359)	(1,253)	(1,369)	(33)	(10)%	(116)	(9)%	(18)	(5)%

Expenses
Distribution expenses	(312)	(307)	(333)	(327)	(344)	(1,193)	(1,311)	(32)	(10)%	(118)	(10)%	(17)	(5)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(14)	(14)	(15)	(14)	(15)	(60)	(58)	(1)	(7)%	2	3%	(1)	(7)%
Operating expenses	(326)	(321)	(348)	(341)	(359)	(1,253)	(1,369)	(33)	(10)%	(116)	(9)%	(18)	(5)%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2013

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Fourth Quarter 2013

(in millions, unaudited)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Assets
Cash and cash equivalents	$2,371	$2,160	$2,331	$3,125	$2,632
Cash of consolidated investment entities	579	881	1,046	340	419
Investments	36,877	36,446	35,388	35,404	35,735
Investments of consolidated investment entities	4,370	4,358	4,579	4,636	5,002
Separate account assets	72,397	75,499	74,815	77,788	81,223
Receivables	4,220	4,256	4,583	4,362	4,538
Receivables of consolidated investment entities	95	127	68	141	72
Deferred acquisition costs	2,399	2,435	2,506	2,610	2,663
Restricted and segregated cash and investments	2,538	2,262	2,241	2,259	2,360
Other assets	7,667	7,684	8,378	7,943	7,983
Other assets of consolidated investment entities	1,216	1,188	1,323	1,600	1,949
Total Assets	$134,729	$137,296	$137,258	$140,208	$144,576

Liabilities
Policyholder account balances, future policy benefits and claims	$31,217	$30,545	$30,088	$29,943	$29,620
Separate account liabilities	72,397	75,499	74,815	77,788	81,223
Customer deposits	6,526	6,494	6,586	6,744	7,062
Short-term borrowings	501	500	501	500	500
Long-term debt	2,403	2,389	2,352	2,947	2,720
Debt of consolidated investment entities	4,981	5,148	5,297	5,242	5,736
Accounts payable and accrued expenses	1,228	1,023	1,191	1,290	1,367
Accounts payable and accrued expenses of consolidated investment entities	96	30	107	127	62
Other liabilities	5,467	5,715	6,706	6,329	6,829
Other liabilities of consolidated investment entities	201	336	633	129	225
Total Liabilities	125,017	127,679	128,276	131,039	135,344

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	6,503	6,592	6,730	6,840	6,929
Retained earnings	6,381	6,617	6,831	7,107	7,289
Appropriated retained earnings of consolidated investment entities	336	361	299	335	337
Treasury stock	(5,325)	(5,697)	(6,148)	(6,565)	(6,961)
Accumulated other comprehensive income, net of tax	1,194	1,084	625	605	595
Total Ameriprise Financial Shareholders’ Equity	9,092	8,960	8,340	8,325	8,192

Noncontrolling interests	620	657	642	844	1,040
Total Equity	9,712	9,617	8,982	9,169	9,232
Total Liabilities and Equity	$134,729	$137,296	$137,258	$140,208	$144,576

Ameriprise Financial, Inc.

Capital and Ratings Information

Fourth Quarter 2013

(in millions unless otherwise noted, unaudited)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Long-term Debt Summary
Senior notes	$2,109	$2,095	$2,058	$2,653	$2,426
Junior subordinated notes	294	294	294	294	294

Total Ameriprise Financial long-term debt	2,403	2,389	2,352	2,947	2,720
Non-recourse debt of consolidated investment entities	4,981	5,148	5,297	5,242	5,736

Total long-term debt	$7,384	$7,537	$7,649	$8,189	$8,456

Total Ameriprise Financial long-term debt	$2,403	$2,389	$2,352	$2,947	$2,720
Fair value of hedges and unamortized discount	(159)	(145)	(108)	(103)	(76)

Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount (1)	$2,244	$2,244	$2,244	$2,844	$2,644

Total equity (2)	$9,712	$9,617	$8,982	$9,169	$9,232
Noncontrolling interests	(620)	(657)	(642)	(844)	(1,040)
Total Ameriprise Financial shareholders’ equity	9,092	8,960	8,340	8,325	8,192
Equity of consolidated investment entities	(312)	(338)	(282)	(319)	(321)
Total Ameriprise Financial shareholders’ equity excluding CIEs (1)	$8,780	$8,622	$8,058	$8,006	$7,871

Total Ameriprise Financial capital	$11,495	$11,349	$10,692	$11,272	$10,912
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	$11,024	$10,866	$10,302	$10,850	$10,515

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.9%	21.1%	22.0%	26.1%	24.9%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	20.4%	20.7%	21.8%	26.2%	25.1%

Ratings (as of December 31, 2013 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)        See non-GAAP financial information on pg 34. Non-GAAP financial measure reconciliations can be found on page 45.

(2)        Includes accumulated other comprehensive income, net of tax.

(3)        For the most current ratings information, please see the individual rating agency’s website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Fourth Quarter 2013

(in millions unless otherwise noted, unaudited)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Cash and cash equivalents	$2,371	$2,160	$2,331	$3,125	$2,632

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	18,815	18,533	17,732	17,502	17,466

Residential mortgage backed securities	5,429	5,364	5,449	5,943	6,124
Commercial mortgage backed securities	3,419	3,222	2,958	2,770	2,741
Asset backed securities	1,275	1,390	1,405	1,425	1,504
Total mortgage and other asset backed securities	10,123	9,976	9,812	10,138	10,369

State and municipal obligations	2,239	2,256	2,151	2,123	2,160
US government and agencies obligations	58	56	54	53	52
Foreign government bonds and obligations	224	215	254	252	245
Common and preferred stocks	13	13	15	16	18
Total other	2,534	2,540	2,474	2,444	2,475
Total available-for-sale securities	31,472	31,049	30,018	30,084	30,310

Commercial mortgage loans	2,606	2,621	2,642	2,655	2,682
Allowance for loan losses	(29)	(29)	(29)	(26)	(26)
Commercial mortgage loans, net	2,577	2,592	2,613	2,629	2,656

Residential mortgage loans	1,039	987	951	901	859
Allowance for loan losses	(7)	(6)	(6)	(6)	(5)
Residential mortgage loans, net	1,032	981	945	895	854

Policy loans	754	754	761	769	774
Other investments	1,042	1,070	1,051	1,027	1,141
Total investments	36,877	36,446	35,388	35,404	35,735

Total cash, cash equivalents and investments	$39,248	$38,606	$37,719	$38,529	$38,367

Net unrealized gain Available-for-Sale Securities	$2,962	$2,745	$1,740	$1,629	$1,471

AFS Fixed Maturity Asset Quality - %
AAA	26%	25%	25%	25%	25%
AA	6%	6%	6%	6%	6%
AFS securities AA and above	32%	31%	31%	31%	31%
A	19%	20%	20%	21%	22%
BBB	43%	43%	42%	42%	41%
Below investment grade	6%	6%	7%	6%	6%

Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	6%	6%	6%	6%	6%

(1)      Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 44 and 45.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity excluding AOCI;

• Ameriprise Financial shareholders’ equity excluding CIEs;

• Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding noncontrolling interests;

• Operating earnings;

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating return on equity excluding AOCI;

• Operating total net revenues;

• Pretax operating earnings;

• Pretax operating margin;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Various financial measures that exclude the results of former banking operations

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. Our advisors have access to a diversified selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment also includes the results of operation for Ameriprise National Trust Bank (formerly Ameriprise Bank, FSB), which terminated its deposit-taking and credit-originating activities in the fourth quarter of 2012. This segment earns revenues (distribution fees) for providing non-affiliated products and earns intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail, high net worth and institutional clients. Such products and services are provided on a global scale through Columbia Management Investment Advisers, LLC (Columbia Management) and Threadneedle Asset Management Holdings Sàrl (Threadneedle).  Columbia Management primarily provides U.S. domestic products and services, and Threadneedle primarily provides international investment products and services. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Individual products include mutual funds, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Collateralized loan obligations and hedge funds are classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition to the products and services provided to third-party clients, management teams serving our Asset Management segment provide all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and fixed annuity products are provided through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and fair value of hedges and unamortized discount on Ameriprise Financial long-term debt, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies.  Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital.  For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record fees received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients, and client assets held in wrap and personal trust accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization.  The market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and indexed universal life benefits, net of tax, income (loss) from discontinued operations, net of tax and realized gains, net of tax, plus realized losses, net of tax.

Operating Expenses - Total expenses less integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income minus net realized gains (losses) and net investment income from consolidated investment entities.

Operating Return on Allocated Capital - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  Operating earnings for each product line are based on the target level of assets which are based on management’s best estimate after considering regulatory and rating agency requirements.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses plus/less indexed universal life market impact on reinsurance and unearned revenue less revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision plus or minus net realized gains (losses) plus integration/restructuring charges plus market impact on variable annuity guaranteed benefits plus market impact on indexed universal life benefits minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Fourth Quarter 2013

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2013

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection		Corporate and Eliminations
(in millions, unaudited)	Securities Gains/(Losses) (1)	Restructuring Charges (2)	Securities Gains/(Losses) (1)	Market Impact on VA Guaranteed Benefits (3)	Securities Gains/(Losses) (1)	Market Impact on Indexed Universal Life Benefits (4)	Securities Gains/(Losses) (1)	CIEs (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$(13)
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(1)	—	(1)	—	1	—	1	55
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	(7)	—	95
Total revenues	(1)	—	(1)	—	1	(7)	1	137
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(1)	—	(1)	—	1	(7)	1	137

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	6	—	—
Benefits, claims, losses and settlement expenses	—	—	—	127	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	(23)	—	(4)	—	—
Interest and debt expense	—	—	—	—	—	—	—	38
General and administrative expense	—	11	—	—	—	—	—	15
Total expenses	—	11	—	104	—	2	—	53
Pretax segment income (loss)	(1)	(11)	(1)	(104)	1	(9)	1	84
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	84
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$(11)	$(1)	$(104)	$1	$(9)	$1	$—

Included in Operating Earnings

	Annuities		Protection		Corporate
	Market		Market		Debt
	Impacts	Variable Annuity	Impacts	Auto & Home	Retirement
(in millions, unaudited)	to DAC/DSIC (6)	Product Changes (7)	to DAC/DSIC (6)	Reserves (8)	Expense (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(4)	(31)	—	20	—
Amortization of deferred acquisition costs	(12)	5	(1)	—	—
Interest and debt expense	—	—	—	—	19
General and administrative expense	—	—	—	—	—
Operating expenses	(16)	(26)	(1)	20	19
Pretax operating earnings	$16	$26	$1	$(20)	$(19)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring restructuring charges related to consolidation of office space

(3)             Variable annuity guaranteed benefit impacts include:

$131 million net expense related to hedged variable annuity benefits

$27 million decrease in DAC and DSIC amortization resulting from hedged benefits

(4)             Indexed universal life benefit impacts include:

$6 million net expense related to hedged indexed universal life benefits

$4 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$7 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(5)             Reflects revenues and expenses of Consolidated Investment Entities

(6)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)             Benefit related to the addition of managed volatility fund options (Portfolio Stabilizer) for in-force variable annuities with living benefit guarantees

(8)             Increase in auto and home reserves based on auto liability claims development

(9)             Make whole expense associated with the retirement of debt

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2013

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on
	Securities	VA Guaranteed	Securities	Indexed Universal	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Living Benefits (2)(7)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(13)
Distribution fees	—	—	—	—	—	—
Net investment income	1	—	2	—	3	81
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	(2)	—	46
Total revenues	1	—	2	(2)	3	114
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	1	—	2	(2)	3	114

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	25	—	—	—	—
Amortization of deferred acquisition costs	—	(4)	—	—	—	—
Interest and debt expense	—	—	—	—	—	42
General and administrative expense	—	—	—	—	—	5
Total expenses	—	21	—	—	—	47
Pretax segment income (loss)	1	(21)	2	(2)	3	67
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	67
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(21)	$2	$(2)	$3	$—

Included in Operating Earnings

	Annuities		Protection
	Market	Valuation	Valuation	Auto & Home
	Impacts	Assumptions &	Assumptions &	Catastrophe
(in millions, unaudited)	to DAC/DSIC (5)	Model Changes (6)(7)	Model Changes (6)	Losses (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	(18)	—
Total revenues	—	—	(18)	—
Banking and deposit interest expense	—	—	—	—
Operating total net revenues	—	—	(18)	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	(3)	21	(4)	15
Amortization of deferred acquisition costs	(10)	(81)	(3)	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	—	—
Operating expenses	(13)	(60)	(7)	15
Pretax operating earnings	$13	$60	$(11)	$(15)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed living benefit impacts include:

$27 million net expense related to hedged variable annuity living benefits

$6 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(3)             Indexed universal life benefit impacts include:

$2 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)             Net pretax impact of model changes and the annual review/updating of valuation assumptions

(7)             $17 million benefit attributable to annual review/updating of valuation assumptions is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits

(8)             Total Auto & Home catastrophe losses for the quarter

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2013

Excluded from Operating Earnings

	Annuities		Protection	Corporate and Eliminations
		Market Impact on	Market Impact on
	Securities	VA Guaranteed	Indexed Universal	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Living Benefits (2)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)	Charges (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(29)	$—
Distribution fees	—	—	—	—	—	—
Net investment income	(3)	—	—	3	7	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	(1)	—	34	—
Total revenues	(3)	—	(1)	3	12	—
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	(3)	—	(1)	3	12	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	2	—	—	—
Benefits, claims, losses and settlement expenses	—	51	—	—	—	—
Amortization of deferred acquisition costs	—	(8)	(1)	—	—	—
Interest and debt expense	—	—	—	—	35	—
General and administrative expense	—	—	—	—	17	1
Total expenses	—	43	1	—	52	1
Pretax segment income (loss)	(3)	(43)	(2)	3	(40)	(1)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	(40)	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(3)	$(43)	$(2)	$3	$—	$(1)

Included in Operating Earnings

	Asset Management		Annuities	Protection		Consolidated
			Market		Auto & Home
	Gain on Sale -		Impacts	Reserve	Catastrophe	Compensation
(in millions, unaudited)	Cofunds (6)	CDO Benefit (7)	to DAC/DSIC (8)	Adjustment (9)	Losses (10)	Items (11)
Revenues
Management and financial advice fees	$—	$17	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	30	10	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	30	27	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Operating total net revenues	30	27	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	4
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	3	8	4	—
Amortization of deferred acquisition costs	—	—	9	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	8	—	—	—	17
Operating expenses	—	8	12	8	4	21
Pretax operating earnings	$30	$19	$(12)	$(8)	$(4)	$(21)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed living benefit impacts include:

$50 million net expense related to hedged variable annuity living benefits

$7 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(3)             Indexed universal life benefit impacts include:

$2 million net expense related to hedged indexed universal life benefits

$1 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$1 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Non-recurring restructuring charges related to exiting the banking business

(6)             Threadneedle gain on sale of strategic business investment in Cofunds

(7)             CDO fund liquidation benefit

(8)             Increase in DAC and DSIC amortization from lower than projected separate account growth

(9)             Disability income insurance reserve adjustment

(10)        Above the normal expected level of claims experience; total catastrophe losses were $18 million for the quarter

(11)        True-up of performance based compensation, retention and benefit items as well as severance expense

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2013

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Living Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)	Charges (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$(12)	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	1	(1)	—	(1)	—	2	77	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	17	—
Total revenues	1	(1)	—	(1)	—	2	82	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	1	(1)	—	(1)	—	2	82	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	1	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	1	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	41	—
General and administrative expense	—	—	—	—	—	—	11	2
Total expenses	—	—	2	—	—	—	52	2
Pretax segment income (loss)	1	(1)	(2)	(1)	—	2	30	(2)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	30	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(1)	$(2)	$(1)	$—	$2	$—	$(2)

Included in Operating Earnings

	Asset Management	Annuities	Protection
		Market	Market
	Threadneedle	Impacts	Impacts
(in millions, unaudited)	Valuation (6)	to DAC/DSIC (7)	to DAC/DSIC (7)
Revenues
Management and financial advice fees	$—	$—	$—
Distribution fees	—	—	—
Net investment income	—	—	—
Premiums	—	—	—
Other revenues	—	—	—
Total revenues	—	—	—
Banking and deposit interest expense	—	—	—
Operating total net revenues	—	—	—

Expenses
Distribution expenses	—	—	—
Interest credited to fixed accounts	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	—
Amortization of deferred acquisition costs	—	(11)	(1)
Interest and debt expense	—	—	—
General and administrative expense	2	—	—
Operating expenses	2	(14)	(1)
Pretax operating earnings	$(2)	$14	$1

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed living benefit impacts include:

$1 million net expense related to hedged variable annuity living benefits

$1 million increase in DAC and DSIC amortization resulting from hedged living benefits

(3)             Indexed universal life benefit impacts include:

$0 million net expense related to hedged indexed universal life benefits

$0 million increase in DAC amortization resulting from hedged indexed universal life benefits

$0 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Non-recurring restructuring charges related to exiting the banking business

(6)             Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program

(7)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2012

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Corporate and Eliminations
			Market Impact on
	Securities	Securities	VA Guaranteed	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Living Benefits (2)(7)	Gains/(Losses) (1)	CIEs (3)	Charges (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(11)	$—
Distribution fees	—	—	—	—	—	—
Net investment income	84	(3)	—	1	(8)	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	10	5
Total revenues	84	(3)	—	1	(9)	5
Banking and deposit interest expense	—	—	—	—	—	1
Total net revenues	84	(3)	—	1	(9)	4

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	57	—	—	—
Amortization of deferred acquisition costs	—	—	(12)	—	—	—
Interest and debt expense	—	—	—	—	42	—
General and administrative expense	—	—	—	—	6	9
Total expenses	—	—	45	—	48	9
Pretax segment income (loss)	84	(3)	(45)	1	(57)	(5)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	(57)	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$84	$(3)	$(45)	$1	$—	$(5)

Included in Operating Earnings

	Annuities		Protection	Corporate and Eliminations	Consolidated
	Market		Auto & Home	Settlement with
	Impacts	Valuation	Catastrophe	Third Party
(in millions, unaudited)	to DAC/DSIC (5)	Model Revisions (6)(7)	Losses (8)	Service Provider (9)	Tax Adjustment (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(1)	(53)	20	—	—
Amortization of deferred acquisition costs	(1)	10	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	(15)	—
Operating expenses	(2)	(43)	20	(15)	—
Pretax operating earnings	$2	$43	$(20)	$15	$—
Tax adjustment					$16

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed living benefit impacts include:

$59 million net expense related to hedged variable annuity living benefits

$14 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(3)             Reflects revenues and expenses of Consolidated Investment Entities

(4)             Non-recurring restructuring charges related to exiting the banking business

(5)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)             Revisions to certain calculations in the valuation of Variable Annuities

(7)             $2 million expense attributable to valuation model revisions is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits

(8)             Catastrophe losses related to Superstorm Sandy

(9)             Positive impact related to settlement with a third party service provider

(10)        Tax adjustment from prior periods

Exhibit B

Statistical Supplement Package

(unaudited)

Fourth Quarter 2013

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Fourth Quarter 2013

						Year-to-date
(in millions unless otherwise noted, unaudited)	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	2012	2013
Return on Equity
Net income attributable to Ameriprise Financial (last twelve months)	$1,029	$1,120	$1,218	$1,427	$1,334	$1,029	$1,334
Less income (loss) from discontinued operations, net of tax (last twelve months)	(2)	(2)	(2)	—	(3)	(2)	(3)
Net income from continuing operations attributable to Ameriprise Financial (last twelve months)	1,031	1,122	1,220	1,427	1,337	1,031	1,337
Less adjustments (1)	(214)	(126)	(126)	(22)	(123)	(214)	(123)
Operating earnings (last twelve months)	$1,245	$1,248	$1,346	$1,449	$1,460	$1,245	$1,460

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$9,071	$9,066	$8,911	$8,775	$8,582	$9,071	$8,582
Less AOCI, net of tax (five point quarter end average)	1,001	1,068	1,023	955	821	1,001	821
Total Ameriprise Financial shareholders’ equity excluding AOCI (five point quarter end average)	8,070	7,998	7,888	7,820	7,761	8,070	7,761
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	397	384	356	344	333	397	333
Operating equity (five point quarter end average)	$7,673	$7,614	$7,532	$7,476	$7,428	$7,673	$7,428

Return on equity excluding AOCI	12.8%	14.0%	15.5%	18.2%	17.2%	12.8%	17.2%
Operating return on equity excluding AOCI	16.2%	16.4%	17.9%	19.4%	19.7%	16.2%	19.7%

Effective Tax Rate
Income from continuing operations before income tax provision	$418	$487	$402	$602	$479	$1,238	$1,970
Less pretax income (loss) attributable to noncontrolling interests	(57)	30	(40)	67	84	(128)	141
Income from continuing operations before income tax provision excluding consolidated investment entities (CIEs)	475	457	442	535	395	1,366	1,829
Less adjustments (2)	32	(3)	(46)	(17)	(124)	(329)	(190)
Pretax operating earnings	$443	$460	$488	$552	$519	$1,695	$2,019

Income tax provision from continuing operations	$87	$121	$120	$154	$97	$335	$492
Operating income tax provision	$76	$122	$136	$160	$141	$450	$559

Effective tax rate (3)	20.8%	25.0%	29.6%	25.5%	20.5%	27.1%	25.0%
Effective tax rate excluding noncontrolling interests (3)	18.3%	26.6%	26.9%	28.7%	24.8%	24.5%	26.9%
Operating effective tax rate (3)	17.2%	26.5%	27.9%	29.0%	27.2%	26.5%	27.7%

(1)

Adjustments reflect the trailing twelve months’ sum of after-tax net realized gains/losses; the market impact on variable annuity guaranteed benefits net of hedges and related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges. After-tax is calculated using the statutory tax rate of 35%.

(2)

Adjustments reflect net realized gains/losses; the market impact on variable annuity guaranteed benefits net of hedges and related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges.

(3)	Year-to-date 2012 includes a tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Fourth Quarter 2013

(in millions unless otherwise noted, unaudited)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Long-term Debt Summary
Senior notes	$2,109	$2,095	$2,058	$2,653	$2,426
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,403	2,389	2,352	2,947	2,720
Less fair value of hedges and unamortized discount	159	145	108	103	76
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount	$2,244	$2,244	$2,244	$2,844	$2,644

Equity Summary
Total equity	$9,712	$9,617	$8,982	$9,169	$9,232
Less noncontrolling interests	620	657	642	844	1,040
Total Ameriprise Financial shareholders’ equity	9,092	8,960	8,340	8,325	8,192
Less equity of consolidated investment entities	312	338	282	319	321
Total Ameriprise Financial shareholders’ equity excluding CIEs	$8,780	$8,622	$8,058	$8,006	$7,871

Capital Summary
Total Ameriprise Financial long-term debt	$2,403	$2,389	$2,352	$2,947	$2,720
Total Ameriprise Financial shareholders’ equity	9,092	8,960	8,340	8,325	8,192
Total Ameriprise Financial capital	11,495	11,349	10,692	11,272	10,912
Less equity of consolidated investment entities	312	338	282	319	321
Less fair value of hedges and unamortized discount	159	145	108	103	76
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	$11,024	$10,866	$10,302	$10,850	$10,515

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.9%	21.1%	22.0%	26.1%	24.9%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	20.4%	20.7%	21.8%	26.2%	25.1%

Ameriprise Financial shareholders’ equity	$9,092	$8,960	$8,340	$8,325	$8,192
AOCI	1,194	1,084	625	605	595
Appropriated retained earnings of CIEs	336	361	299	335	337
AOCI attributable to CIEs	(24)	(23)	(17)	(16)	(16)

Ameriprise Financial shareholders’ equity	$9,092	$8,960	$8,340	$8,325	$8,192
Less AOCI	1,194	1,084	625	605	595
Ameriprise Financial shareholders’ equity excluding AOCI	$7,898	$7,876	$7,715	$7,720	$7,597

Ameriprise Financial shareholders’ equity	$9,092	$8,960	$8,340	$8,325	$8,192
Less appropriated retained earnings of CIEs	336	361	299	335	337
Less AOCI	1,194	1,084	625	605	595
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$7,562	$7,515	$7,416	$7,385	$7,260